            SECOND AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT


               THIS SECOND AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT (this "Amendment"), dated as of March 16, 1998, is entered into by and among THE SPORTS CLUB COMPANY, INC., a Delaware corporation, and certain of its subsidiaries identified in the signature pages to this Amendment (collectively, "Borrowers"), SUMITOMO BANK OF CALIFORNIA, a California banking corporation ("Sumitomo"), COMERICA BANK - CALIFORNIA, a California banking corporation ("Comerica", and collectively with Sumitomo, "Banks"), and Sumitomo in its capacity as agent for Banks (in such capacity, "Agent"), in light of the following facts:

                                    RECITALS

               A. Pursuant to that certain Amended and Restated Loan Agreement, dated as of February 2, 1998 and as amended by a First Amendment to Amended and Restated Loan Agreement dated as of February 23, 1998 (collectively, the "Loan Agreement"), Banks are providing Borrowers with certain credit facilities.

               B. Borrowers, Banks and Agent wish to amend the Loan Agreement to, among other things, provide for the deferment of the termination of the Commitment and prepayment of the Obligations.

                                    AGREEMENT

               NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Banks and the Agent hereby agree as follows:

               1. Defined Terms. All initially capitalized terms set forth without definition in this Amendment (including, without limitation, in the recitals hereto) shall have the respective meanings assigned thereto in the Loan Agreement.

               2. Amendments to Definitions. Section 1.1 of the Loan Agreement is hereby amended such that the definition set forth below shall read in full as follows:

               "Line B Availability" means, as of each date of determination, the Line B Commitment minus the aggregate amount of all Line B Loans made by the Banks (including any Outstanding Standby Letters of Credit, not to exceed the Maximum Standby Letter of Credit Amount), less any amount by which Borrowers have failed to comply with the Liquidity Requirement and less any permanent reductions pursuant to Section 2.2(a).







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               3. Standby Letters of Credit.

                    (a) Section 2.6(a) of the Loan Agreement is amended and restated to read as follows:

               "(a) Subject to the terms and conditions hereof, at any time and from time to time from the Closing Date to the earlier of 60 days from the Effective Date or June 29, 1998, the Issuing Bank shall issue such Standby Letters of Credit as a Responsible Official of a Borrower on behalf of the Borrowers may request by a Request for Standby Letter of Credit; provided that, upon giving effect to such Standby Letter of Credit, (i) the Total Outstanding shall not exceed $15,000,000, (ii) the issuance of the Standby Letter of Credit shall not result in an amount which exceeds the Line B Availability and (iii) the Outstanding Standby Letters of Credit shall not exceed the Maximum Standby Letter of Credit Amount. If any Standby Letter of Credit is canceled or otherwise expires or terminates without it being drawn upon, such cancellation, expiration or termination shall not effect a permanent reduction of the Line B Availability pursuant to Section 2.2(a) by the amount of such Standby Letter of Credit, but instead such amount may be reborrowed. Unless the Requisite Banks otherwise consent in writing, the term of any Standby Letter of Credit shall not exceed the earlier of 60 days from the Effective Date or June 30, 1998. If, as of the immediately preceding date, or upon any earlier termination or acceleration of the Commitment and any Loans thereunder, there exist any Outstanding Standby Letters of Credit, Borrowers shall provide to Agent a standby letter of credit issued by a bank satisfactory to the Requisite Banks, in form and substance satisfactory to the Requisite Banks, in favor of the Banks in a face amount equal to Outstanding Standby Letters of Credit on that date, or shall make other provisions satisfactory to the Requisite Banks for the collateralization or settlement of such Outstanding Standby Letters of Credit. No Standby Letter of Credit shall be issued except in the ordinary course of business of Borrowers or their Subsidiaries. Unless otherwise agreed to by the Requisite Banks, the face amount of any Standby Letter of Credit shall not be less than $250,000."

               4. Equity or Debt Offering. Section 3.1(f) of the Loan Agreement is amended and restated to read as follows:

               "(f) In addition to all other payments hereunder, all Obligations, including payment of all indebtedness owing under the Notes, shall be fully due and payable upon the consummation of SCC, Inc.'s $50,000,000 proposed securities offering or other equity or debt offering in any amount by or for the








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               benefit of any of the Borrowers, and the Commitment shall
               terminate; provided, however that if (i) the proposed $50,000,000 equity offering is consummated on or before April 30, 1998 and
               (ii) within 5 days thereafter, Borrower shall have complied with the conditions precedent to this Second Amendment, Banks will defer the acceleration of all Obligations pursuant to this
               Section 3.1(f) for a period of 60 days following the consummation of such offering but in any event not later than June 30, 1998. Consummation of the $50,000,000 equity offering shall mean SCC, Inc.'s successfully concluding the sale of a sufficient number of shares of common stock to raise, after deduction for normal expenses, not less than $40 million with such proceeds irrevocably delivered to SCC, Inc.

               5. Indebtedness, Guaranties and Liens. Section 6.9(c) of the Loan Agreement is amended and restated to read as follows:

               "(c) Indebtedness and Liens securing obligations incurred in connection with the financing or re-financing of any real property assets of Borrowers or Non-Borrower Affiliates, to the extent such financing has been approved by the Requisite Banks, or (ii) incurred in connection with SCC, Inc.'s $50,000,000 proposed securities offering or other equity or debt offering in any amount by or for the benefit of any of the Borrowers, to the extent approved by the Requisite Banks."

               6. Conditions Precedent. The effectiveness of Section 4 of this Amendment ("Effective Date") is subject to the prior satisfaction of each of the following conditions:

                              (a) all obligations owing by any Borrower to AT&T Commercial shall have been fully paid, all collateral for such AT&T obligations shall have been released, all security interests, Liens or Guaranties in favor of AT&T shall have been terminated and the Special Deposit Account Agreement and Subordination Agreement shall have been terminated.

               7. Representations and Warranties. Each representation and warranty made by the Borrowers in Article 4 of the Loan Agreement is true and correct on and as of the date hereof as though made as of the date hereof, except to the extent such representations and warranties relate solely to an earlier date.

               8. Full Force and Effect. Each of the Loan Documents is hereby amended such that all references to the Loan Agreement contained in any of such documents shall be deemed to be made with respect to the Loan Agreement as amended by this Amendment.








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Except as amended hereby, the Loan Agreement and the other Loan Documents shall remain unaltered and in full force and effect.

               9. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall constitute an original and all of which, taken together, shall constitute but one and the same instrument.

               IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their respective duly authorized officers as of the date first above written.


                                          The "Borrowers"

                                          THE SPORTS CLUB COMPANY, INC.,
                                          a Delaware corporation


                                          By /s/ TIMOTHY O'BRIEN
                                             ---------------------------------
                                             Timothy O'Brien
                                             Chief Financial Officer



                                            THE SPECTRUM CLUB COMPANY, INC.,
                                            a California corporation


                                          By /s/ TIMOTHY O'BRIEN
                                             ---------------------------------
                                             Timothy O'Brien
                                             Chief Financial Officer



                                          PONTIUS REALTY, INC.,
                                          a New York corporation


                                          By /s/ TIMOTHY O'BRIEN
                                             ---------------------------------
                                             Timothy O'Brien
                                             Chief Financial Officer







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                                          SPORTS CLUB, INC. OF CALIFORNIA,
                                          a California corporation


                                          By /s/ TIMOTHY O'BRIEN
                                             ---------------------------------
                                             Timothy O'Brien
                                             Chief Financial Officer



                                          IRVINE SPORTS CLUB, INC.,
                                          a California corporation


                                          By /s/ TIMOTHY O'BRIEN
                                             ---------------------------------
                                             Timothy O'Brien
                                             Chief Financial Officer



                                          THE SPORTSMED COMPANY, INC.,
                                          a California corporation


                                          By /s/ TIMOTHY O'BRIEN
                                             ---------------------------------
                                             Timothy O'Brien
                                             Chief Financial Officer


                                          L.A./IRVINE SPORTS CLUB, LTD.,
                                          a California limited partnership


                                            By:Sports Club, Inc. of California,
                                            General Partner

                                          By /s/ TIMOTHY O'BRIEN
                                             ---------------------------------
                                             Timothy O'Brien
                                             Its: Chief Financial Officer









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                                             TALLA NEW YORK, INC.,
                                             a New York corporation


                                             By /s/ TIMOTHY O'BRIEN
                                                -------------------------------
                                                Timothy O'Brien
                                                Chief Financial Officer



                                             SCC SPORTS CLUB, INC.,
                                             a Texas corporation


                                             By /s/ TIMOTHY O'BRIEN
                                                -------------------------------
                                                Timothy O'Brien
                                                Chief Financial Officer


                                             GREEN VALLEY SPECTRUM CLUB, INC.,
                                             a Nevada corporation


                                             By /s/ TIMOTHY O'BRIEN
                                                -------------------------------
                                                Timothy O'Brien
                                                Chief Financial Officer



                                             SPECTRUM CLUB/ANAHEIM HILLS, INC.,
                                             a California corporation

                                             By /s/ TIMOTHY O'BRIEN
                                                -------------------------------
                                                Timothy O'Brien
                                                Chief Financial Officer





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                                          The "Agent"


                                          SUMITOMO BANK OF CALIFORNIA,
                                          a California banking corporation

                                          By /s/ NOEL R. RYAN, JR.
                                             -----------------------------
                                             Noel R. Ryan, Jr.
                                             Senior Vice President


                                          The "Banks"

                                          SUMITOMO BANK OF CALIFORNIA,
                                          a California banking corporation

                                          By /s/ NOEL R. RYAN, JR.
                                             -----------------------------
                                             Noel R. Ryan, Jr.
                                             Senior Vice President


                                          COMERICA BANK - CALIFORNIA,
                                          a California banking corporation


                                          By /s/ JOSEPH YUROSEK
                                             -----------------------------
                                             Joseph Yurosek
                                             Vice President

                                          Address:

                                          Comerica Bank - California
                                          301 E. Ocean Boulevard, Suite 1800
                                          Long Beach, California 90802
                                          Attn:  Joseph Yurosek, Vice President

                                          Telecopier: (562) 595-8251
                                          Telephone: (562) 590-2530







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